Exhibit 32.1

CERTIFICATION FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SWS Group, Inc. (the “Company”) on Form 10-Q for the period ended September 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald W. Hultgren, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2003	/S/ DONALD W. HULTGREN

Donald W. Hultgren
Chief Executive Officer